UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
        Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): July 25, 2005

                             TRIARC COMPANIES, INC.
                 --------------------------------------------------
               (Exact name of registrant as specified in its charter)


       DELAWARE                       1-2207                 38-0471180
       -----------------            --------------           ------------
       (State or Other              (Commission              (I.R.S. Employer
       Jurisdiction of              File Number)             Identification No.)
       Incorporation)

       280 Park Avenue
       New York, NY                                          10017
       ------------------------------------------------------------------------
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:   (212)  451-3000

                                   N/A
       ------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

     On July 25, 2005, Triarc Companies, Inc. (the "Company") completed its acquisition of RTM Restaurant Group. A copy of Triarc's press release announcing the completion of the acquisition is being furnished as an exhibit hereto.

     The information in this Current Report, including the exhibit hereto, is being furnished, not filed, pursuant to Regulation FD. The information in this Current Report, including the exhibit hereto, shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a determination or admission that the information in this Current Report is material, or that investors should consider this information before making an investment decision with respect to any security of Triarc.

Item 9.01.  Financial Statements and Exhibits.

        (c) Exhibits.

        99.1       Press release of Triarc Companies, Inc. dated July 25, 2005.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                    TRIARC COMPANIES, INC.


                                    By: /S/ STUART I. ROSEN
                                        --------------------
                                        Stuart I. Rosen
                                        Senior Vice President, Associate General
                                        Counsel and Secretary


Dated: July 25, 2005

                                  EXHIBIT INDEX

Exhibit                           Description
-------                           -----------

99.1         Press release of Triarc Companies, Inc. dated July 25, 2005.